UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

 James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
  (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  March 31, 2018

Item 1. Schedule of Investments.

Schedule of Investments March 31, 2018 (Unaudited)

TorrayResolute Small/Mid Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 97.9%
Consumer Discretionary - 10.6%
Dunkin' Brands Group	4,782	$285,438
LKQ *	9,028	342,613
Pool	2,193	320,660
		948,711
Consumer Staples - 2.5%
Church & Dwight	4,381	220,627

Energy - 3.2%
Core Laboratories	2,650	286,783

Financials - 13.7%
Affiliated Managers Group	1,855	351,671
Enstar Group *	1,310	275,428
PRA Group *	7,520	285,760
Webster Financial	5,583	309,298
		1,222,157
Health Care - 22.9%
AMN Healthcare Services *	4,685	265,874
BioMarin Pharmaceutical *	3,901	316,254
Cooper Companies	1,589	363,579
Genmab A/S - ADR *	3,058	331,518
Halozyme Therapeutics *	13,393	262,369
Mettler-Toledo International *	309	177,684
Omnicell *	7,581	329,015
		2,046,293
Industrials - 22.1%
Copart *	9,573	487,553
Dycom Industries *	3,398	365,727
Healthcare Services Group	6,091	264,837
Hexcel	5,835	376,882
ICF International	5,224	305,343
Middleby *	1,419	175,658
		1,976,000

Information Technology - 19.7%
ANSYS *	1,682	263,553
Aspen Technology *	4,410	347,905
Computer Modelling Group	24,396	175,032
IPG Photonics *	1,017	237,347
Jack Henry & Associates	3,167	383,049
Qualys *	4,934	358,948
		1,765,834
Real Estate - 3.2%
SBA Communications - REIT *	1,673	285,949
TOTAL COMMON STOCKS
(Cost $7,652,833)		8,752,354

SHORT-TERM INVESTMENT - 2.0%
Fidelity Investments Money Market Funds Government Portfolio, Class I, 1.49% ^
(Cost $182,257)		182,257

Total Investments - 99.9%
(Cost $7,835,090)		8,934,611
Other Assets and Liabilities, Net - 0.1%		8,613
Total Net Assets - 100.0%		$8,943,224

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of March 31, 2018.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

The Global Industry Classification Standard ("GICS"®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,577,322	$175,032	$-	$8,752,354
Short-Term Investment	182,257	-	-	182,257
Total Investments in Securities	$8,759,579	$175,032	$-	$8,934,611

Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2018, the Fund transferred one security with a value of $175,032 out of Level 1 to Level 2 due to a change from a last sale price to a last sale price adjusted price. The Fund did not invest in any Level 3 investments during the period.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d‑15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)  /s/ James R. Arnold
  James R. Arnold, President

Date            5/21/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
   James R. Arnold, President

Date            5/21/18

By (Signature and Title)* /s/ Brian R. Wiedmeyer
    Brian R. Wiedmeyer, Treasurer

Date         5/21/18

* Print the name and title of each signing officer under his or her signature.